HOMEGOLD, INC.

                       FIRST AMENDMENT TO CREDIT AGREEMENT

Household Commercial Financial Services, Inc.
Woodale, Illinois 60191

Gentlemen:

    Reference is hereby made to that certain Credit Agreement dated as of May 2, 2000 (the "Credit Agreement") between the undersigned, Homegold, Inc., a South Carolina corporation (the "Borrower") and you (the "Lender"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

    The Borrower has requested that the Lender increase the amount of the Commitment under the Credit Agreement from $40,000,000 to initially $50,000,000 subject to further increases, upon the satisfaction of certain conditions, up to $100,000,000 and make certain other amendments to the Credit Agreement and the Lender is willing to do so under the terms and conditions set forth in this Amendment.

1.  AMENDMENTS.

    Upon your acceptance hereof in the space provided for that purpose below, the Credit Agreement shall be and hereby is amended as follows:

    1.1. Section 1.1 of the Credit Agreement shall be amending the definition of Commitment contained therein in its entirety to read as follows:

         "Commitment" means (i) $75,000,000 if and so long as there shall have been pledged (in a manner and pursuant to documentation satisfactory to the Lender in its sole discretion) in favor of the Lender a certificate of deposit (or other cash collateral acceptable to the Lender in its sole discretion) in an amount equal to or greater than $10,000,000 but less than $13,000,000, (ii) $100,000,000 if and so long as there shall have been pledged (in a manner and pursuant to documentation satisfactory to the Lender in its sole discretion) in favor of the Lender a certificate of deposit (or other cash collateral acceptable to the Lender in its sole discretion) in an amount equal to or greater than $13,000,000 and (iii) $50,000,000 at all other times.

    1.2. Section 2.1 of the Credit Agreement shall be amended by deleting "(i) $40,000,000 (the "Commitment") (subject to any reductions thereof pursuant to the terms hereof" and by substituting therefor "(i) the Commitment (subject to any reductions thereof pursuant to the terms hereof".

    1.3. Exhibit A to the Credit Agreement shall be amended in its entirety and as so amended shall read as set forth on Exhibit A attached hereto.

    1.4. Any reference in the Credit Agreement or any other Loan Document to "Note" or "Revolving Credit Note" shall be references to the Replacement Revolving Credit Note delivered pursuant to 2.1 of this Amendment.

2.  CONDITIONS PRECEDENT.

    The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

    2.1. The Borrower and the Lender shall have executed and delivered this Amendment and the Borrower shall have executed and delivered to Lender a replacement Revolving Credit Note in the form of Exhibit A to the Credit Agreement as amended hereby.

    2.2. The Guarantors shall have consented hereto in the space provided for such purpose below.

    2.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lender and its counsel.

    2.4. The Lender shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Lender or its counsel may reasonably request.

3.  REPRESENTATIONS.

    In order to induce the Lender to execute and deliver this Amendment, the Borrower hereby represents to the Lender that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lender) and the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

4.  MISCELLANEOUS.

    4.1 The Borrower and the Guarantors have heretofore executed and delivered to the Lender that certain Security Agreement dated as of May 2, 2000 (the "Security Agreement"). The Borrower hereby, and the Guarantors by their consent hereto in the space provided for that purpose below, each acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Security Agreement remains in full force and effect and the rights and remedies of the Lender thereunder, the obligations of the Borrower and Guarantors thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

    4.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

    4.3. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Lender in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Lender.

    4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

Dated as of May 30, 2000.

                                 HOMEGOLD, INC.

                                 By:________________________________________
                                 Name:______________________________________
                                 Its:_______________________________________

    Accepted and agreed to in Wood Dale, Illinois as of the date and year last above written.


                                 HOUSEHOLD COMMERCIAL FINANCIAL SERVICES, INC.

                                 By:
                                    ______________________________________
                                             Michael J. Hammond
                                             Vice President

                                    CONSENT

    The undersigned have heretofore executed and delivered to the Lender (i) a Guaranty dated May 2, 2000 (the "Guaranty") and (ii) a Security Agreement dated May 2, 2000 (the "Security Agreement"). Each of the undersigned hereby consents to the Amendment to Credit Agreement set forth above and confirms that the Guaranty and the Security Agreement and all of such undersigned's obligations thereunder remain in full force and effect and, without limiting the foregoing, acknowledges and agrees that the increased amount of credit made available to the Borrower under the Credit Agreement pursuant to such Amendment constitutes
(a) indebtedness which is guarantied by the undersigned under the Guaranty and
(b) indebtedness which is secured by the Security Agreement. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty or Security Agreement.

                                    HOMEGOLD FINANCIAL, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    CAROLINA INVESTORS, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    PREMIER FINANCIAL SERVICES INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    LOAN PRO$, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________

                                    EMERGENT BUSINESS CAPITAL ASSET
                                    BASED LENDING, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    REEDY RIVER VENTURES, L.P.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    EMERGENT SBIC, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    EMERGENT COMMERCIAL MORTGAGE, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    EMERGENT BUSINESS CAPITAL, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________

                                    EMERGENT INSURANCE AGENCY CORP.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    EMERGENT MORTGAGE CORP. OF TENNESSEE


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    HOMEGOLD REALTY, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________

                                    EXHIBIT A

                        REPLACEMENT REVOLVING CREDIT NOTE



$100,000,000                                                        May 30, 2000

    FOR VALUE RECEIVED, the undersigned, HOMEGOLD, INC., a South Carolina corporation (the "Borrower"), promises to pay to the order of HOUSEHOLD COMMERCIAL FINANCIAL SERVICES, INC. (the "Lender") on the Termination Date of the hereinafter defined Credit Agreement, at the principal office of the Lender in Wood Dale, Illinois, in immediately available funds, the principal sum of ONE HUNDRED MILLION Dollars ($100,000,000) or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower under the Revolving Credit pursuant to such Credit Agreement and with each such Loan to mature and become payable as provided in such Credit Agreement, together with interest on the principal amount of each such Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

    The Lender shall record on its books or records or on a schedule attached to this Note, each Loan made by it pursuant to its Commitment, together with all payments of principal and interest and the principal balances from time to time outstanding hereon, provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on the schedule to this Note, shall be prima facie evidence of the same, provided, however, that the failure of the Lender to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Loans made to it under the Revolving Credit pursuant to the Credit Agreement together with accrued interest thereon.

    This Note is the Note referred to in the Credit Agreement dated as of May 2, 2000 as amended , between the Borrower and the Lender (such Credit Agreement as the same may from time to time be amended or restated being referred to as the "Credit Agreement") and payment hereof is secured by the Collateral Documents, and this Note and the holder hereof are entitled to all the benefits provided for thereby or referred to therein, to which Credit Agreement and Collateral Documents reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement.

    Prepayments may be made hereon, certain prepayments are required to be made hereon and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement and Collateral Documents.

    The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

    This Note is issued in substitution and replacement for, and evidences the indebtedness currently evidenced by that certain Revolving Credit Note of the Borrower dated as of May 2, 2000 payable to the order of the Lender.

    This Note shall be governed by and construed in accordance with the laws of the State of Illinois.


                                    HOMEGOLD, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________

                        REPLACEMENT REVOLVING CREDIT NOTE



$100,000,000                                                        May 30, 2000

    FOR VALUE RECEIVED, the undersigned, HOMEGOLD, INC., a South Carolina corporation (the "Borrower"), promises to pay to the order of HOUSEHOLD COMMERCIAL FINANCIAL SERVICES, INC. (the "Lender") on the Termination Date of the hereinafter defined Credit Agreement, at the principal office of the Lender in Wood Dale, Illinois, in immediately available funds, the principal sum of ONE HUNDRED MILLION Dollars ($100,000,000) or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower under the Revolving Credit pursuant to such Credit Agreement and with each such Loan to mature and become payable as provided in such Credit Agreement, together with interest on the principal amount of each such Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

    The Lender shall record on its books or records or on a schedule attached to this Note, each Loan made by it pursuant to its Commitment, together with all payments of principal and interest and the principal balances from time to time outstanding hereon, provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on the schedule to this Note, shall be prima facie evidence of the same, provided, however, that the failure of the Lender to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Loans made to it under the Revolving Credit pursuant to the Credit Agreement together with accrued interest thereon.

    This Note is the Note referred to in the Credit Agreement dated as of May 2, 2000 as amended , between the Borrower and the Lender (such Credit Agreement as the same may from time to time be amended or restated being referred to as the "Credit Agreement") and payment hereof is secured by the Collateral Documents, and this Note and the holder hereof are entitled to all the benefits provided for thereby or referred to therein, to which Credit Agreement and Collateral Documents reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement.

    Prepayments may be made hereon, certain prepayments are required to be made hereon and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement and Collateral Documents.

    The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

    This Note is issued in substitution and replacement for, and evidences the indebtedness currently evidenced by that certain Revolving Credit Note of the Borrower dated as of May 2, 2000 payable to the order of the Lender.

    This Note shall be governed by and construed in accordance with the laws of the State of Illinois.


                                    HOMEGOLD, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________